EXHIBIT "99"






























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
{GRAPHIC-LOGO] EAST TEXAS FINANCIAL SERVICES, INC.
               _________________________________________________________________
               1200 South Beckham - P.O.Box 6910 - Tyler, TX 75711-6910 - 903-593-1767 - Fax 903-593-1094







                                  NEWS RELEASE


For verification, contact: Gerald W. Free, Vice Chairman/President/CEO
                   Derrell W. Chapman, Vice President/COO/CFO

Telephone:        (903) 593-1767
Fax:              (903) 593-1094

For immediate release, July 18, 1997

------------------------------------------------------------------------





                       EAST TEXAS FINANCIAL SERVICES, INC.
                         ANNOUNCES QUARTER END EARNINGS
                                       AND
                         QUARTERLY CASH DIVIDEND PAYMENT

Tyler, Texas, July 18, 1997, - - - East Texas Financial Services,  Inc. (NASDAQ:
ETFS), the holding company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the quarter ended June 30, 1997, was $191,000 or $.20 per share, compared to $212,000 or $.20 per share for the quarter ended June 30, 1996. For the nine months ended June 30, 1997, net income was reported as $560,000 or $.57 per share, compared to $668,000 or $.60 per share for the nine months ended June 30, 1996.

In conjunction with the release of earnings, Gerald W. Free, Vice Chairman of the Board, President and CEO, announced that the Company had declared a cash dividend of $.05 per share to be paid on August 27, 1997, to stockholders of records as of August 13, 1997.













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Total  assets were  reported  as $112.7  million at June 30,  1997,  compared to
$114.4 million at September 30, 1996, the Company's last fiscal year end. Total stockholders' equity was reported as $20.5 million at June 30, 1997, compared to $20.9 million at September 30, 1996. "The decrease in total stockholders' equity was primarily due to the 53,964 shares of treasury stock acquired earlier this year," stated President Free. "The Company's Board of Directors believes that the repurchase of outstanding stock at current price levels is an attractive
investment   opportunity   and  one  that  will  benefit  the  Company  and  its
stockholders."

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported at June 30, 1997, as 16.3% for both tangible and core capital ratios, well in excess of the minimum required levels of 1.5% and 3.0% respectively. The Association's risk-based capital ratio was 41.1% of risk-weighted assets at June 30, 1997, compared to the minimum 8.0% regulatory requirement. At June 30, 1997, the Association was considered a "well capitalized" institution.

Loans receivable totaled $54.6 million at June 30, 1997, a $6.7 million increase from the $47.9 million reported at September 30, 1996. "We continue to be pleased with the growth in our lending program," stated Free. "For the nine months ended June 30th, we originated approximately 200 mortgage loans totaling $18.0 million. In addition, we are looking for additional growth in our lending program with the opening of loan offices in Lindale and Whitehouse locations."

At June 30, 1997, non-performing assets totaled $193,000 or .17% of total assets as compared to $450,000 or .39% of total assets at September 30, 1996. Non-performing loans equaled $162,000 or .30% of loans receivable at June 30, 1997, compared to $450,000 or .94% at September 30, 1996. Classified assets were reported as $715,000 or .63% of total assets at June 30, 1997, compared to $999,000 or .87% of total assets at September 30, 1996.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates two full service offices and two loan agency offices in the Tyler area.

At June 30, 1997, the Company had outstanding 1,025,321 shares of stock and reported a "book value" per share of $19.97. The Company's stock is traded under the symbol "ETFS" on the NASDAQ National Market System and is listed in most daily newspapers as "EastTxFnl".






                       - selected financial data follows -











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

                                    EAST TEXAS FINANCIAL SERVICES, INC.
                              CONSOLIDATED STATEMENTS OF FINANCIAL CONDIITON

                   ASSETS                                            June 30, 1997     September 30, 1996
                                                                     -------------     ------------------
                                                                      (Unaudited)
Cash and due from banks .......................................      $     524,238       $     704,615
Interest-bearing deposits with banks ..........................          3,661,117           4,995,032
Interest earning time deposits with financial institutions ....          1,565,573           1,663,573
Federal funds sold ............................................                191             480,285
Mortgage-backed securities available-for-sale .................          2,039,439                   0
Investment securities held-to-maturity (estimated market value of $27,077,180 at June 30, 1997, and $30,114,685
    at September 30, 1996 .....................................         27,074,037          30,138,744
Mortgage-backed securities held-to-maturity (estimated market value of $20,314,274 at June 30, 1997, and
    $25,383,579 at September 30, 1996) ........................         19,914,227          24,948,793
Loans receivable, net of allowance for credit losses
     of $273,659 at June 30, 1997, and $289,120
     at September 30, 1996 ....................................         54,582,647          47,925,067
Accrued interest receivable ...................................            924,798             930,657
Federal Home Loan Bank stock, at cost .........................            990,700             948,500
Premises and equipment ........................................            952,471             970,184
Foreclosed real estate, net of allowances of $-0- .............             31,202                   0
Deferred income taxes .........................................            107,310             130,825
Mortgage servicing rights .....................................            137,604             119,845
Other assets ..................................................            191,295             416,816
                                                                     -------------       -------------

         Total Assets .........................................      $ 112,696,849       $ 114,372,936
                                                                     =============       =============

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Demand deposits ..........................................      $   2,340,942       $   2,889,861
     Savings and NOW deposits .................................         10,336,441          11,099,604
     Other time deposits ......................................         76,623,581          77,671,666
                                                                     -------------       -------------
         Total deposits .......................................         89,300,964          91,661,131

     FHLB advances ............................................          1,963,420                   0
     Advances from borrowers for taxes and insurance ..........            632,275             917,222
     Federal income taxes
           Current ............................................              2,462               5,044
           Deferred ...........................................                  0                   0
     Accrued expenses and other liabilities ...................            326,582             858,926
                                                                     -------------       -------------

         Total Liabilities ....................................         92,225,703          93,442,323
                                                                     -------------       -------------



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

                                    EAST TEXAS FINANCIAL SERVICES, INC.
                              CONSOLIDATED STATEMENTS OF FINANCIAL CONDIITON
                                               (continued)

                                                                     June 30, 1997     September 30, 1996
                                                                     -------------     ------------------
                                                                      (Unaudited)
Stockholders' equity:
     Preferred stock, $0.01 par value, 500,000
     shares authorized, none outstanding
     Common stock, $.01 par value, 5,500,000 shares authorized,
     1,256,387 shares issued ..................................             12,564              12,564
     Additional paid-in capital ...............................         12,112,516          12,112,516
     Deferred compensation - RRP shares .......................           (358,843)           (446,129)
     Unearned employee stock ownership plan shares ............           (763,206)           (763,206)
     Net unrealized gain on securities available for sale .....              3,623                   0
     Retained earnings (substantially restricted) .............         13,212,621          12,811,881
     Treasury stock, 231,066 and 177,102 shares at cost .......         (3,748,129)         (2,797,013)
                                                                     -------------       -------------

         Total stockholders' equity ...........................         20,471,146          20,930,613
                                                                     -------------       -------------

         Total liabilities and stockholders'  equity ..........      $ 112,696,849       $ 114,372,936
                                                                     =============       =============





























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
                                           EAST TEXAS FINANCIAL SERVICES, INC.
                                            CONSOLIDATED STATEMENTS OF INCOME



                                                                 Three Months                         Nine Months
                                                                 Ended June 30,                     Ended June 30,
                                                                  (Unaudited)                         (Unaudited)
                                                            1997              1996              1997             1996
                                                        -----------       -----------       -----------      -----------
INTEREST INCOME
   Loans receivable:
        First mortgage loans .....................      $ 1,050,080       $   905,480       $ 3,023,247      $ 2,631,571
        Consumer and other loans .................           20,378            19,588            61,306           57,698
   Securities available for sale:
        Mortgage-backed securities ...............            9,530                 0             9,530                0
   Securities held to maturity:
        Investment securities ....................          519,860           603,635         1,630,019        1,835,456
        Mortgage-backed securities ...............          354,023           470,306         1,164,609        1,555,358
                                                        -----------       -----------       -----------      -----------


          Total interest income ..................        1,953,871         1,999,009         5,888,711        6,080,083
                                                        -----------       -----------       -----------      -----------

INTEREST EXPENSE
   Deposits ......................................        1,105,921         1,117,339         3,310,523        3,391,531
   FHLB advances .................................            4,728                 0             4,728                0
                                                        -----------       -----------       -----------      -----------

          Total interest expense .................        1,110,649         1,117,339         3,315,251        3,391,531
                                                        -----------       -----------       -----------      -----------

          Net interest income before provision
            for loan losses ......................          843,222           881,670         2,573,460        2,688,552

   Provision for loan losses .....................                0                 0             5,000                0
                                                        -----------       -----------       -----------      -----------

          Net interest income after provision
            for loan losses ......................          843,222           881,670         2,568,460        2,688,552
                                                        -----------       -----------       -----------      -----------

NONINTEREST INCOME
   Gain (loss) on sales of interest-earning assets           13,050            16,588            44,372           74,548
   Loan origination and commitment fees ..........           18,809            22,474            46,102           60,016
   Loan servicing fees ...........................           26,860            32,007            73,797           91,995
   Other .........................................           18,967            18,118            51,382           48,668
                                                        -----------       -----------       -----------      -----------

          Total noninterest income ...............           77,686            89,187           215,653          275,227
                                                        -----------       -----------       -----------      -----------


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

                                           EAST TEXAS FINANCIAL SERVICES, INC.
                                            CONSOLIDATED STATEMENTS OF INCOME
                                                       (continued)



                                                                 Three Months                         Nine Months
                                                                 Ended June 30,                     Ended June 30,
                                                                  (Unaudited)                         (Unaudited)
                                                            1997              1996              1997             1996
                                                        -----------       -----------       -----------      -----------
NONINTEREST EXPENSE
   Compensation and benefits .....................          425,534           405,463         1,271,288        1,193,286
   Occupancy and equipment .......................           40,769            40,133           112,829          115,051
   SAIF deposit insurance premium ................           15,011            55,139            66,186          167,522
   (Gain) loss on foreclosed real estate .........               (8)              (26)            5,683            4,826
   Other .........................................          136,337           135,526           438,547          431,882
                                                        -----------       -----------       -----------      -----------

          Total noninterest expense ..............          617,643           636,235         1,894,533        1,912,567
                                                        -----------       -----------       -----------      -----------

Income (loss) before provision for income taxes ..          303,265           334,622           889,580        1,051,212

Income tax expense (benefit) .....................          112,354           122,262           329,646          383,063
                                                        -----------       -----------       -----------      -----------

NET INCOME (LOSS) ................................      $   190,911       $   212,360       $   559,934      $   668,149
                                                        ===========       ===========       ===========      ===========

Earnings per common share ........................      $      0.20       $      0.20       $      0.57      $      0.60























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